Filed Pursuant to Rule 497(e)
Registration File No.: 333-227456

BLACKROCK CREDIT STRATEGIES FUND

Supplement dated June 24, 2019 to the

Prospectus dated February 28, 2019 of

BlackRock Credit Strategies Fund

This supplement amends certain information in the Prospectus (the “Prospectus”), dated February 28, 2019, of BlackRock Credit Strategies Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Co-Investments

The Fund and BCIA have received the Co-Investment Order from the SEC, which permits the portion of the Private Credit Sleeve managed by BCIA to co-invest in privately negotiated transactions sourced by BCIA or its controlled subsidiaries where terms other than price are negotiated, on a side-by-side basis with affiliated investment funds advised or sub-advised by BCIA or its controlled subsidiaries. As a result, effective immediately, the portion of the Private Credit Sleeve managed by BCIA may engage in such co-investment transactions as described in the Prospectus and subject to compliance with the conditions and other requirements contained in the Co-Investment Order.

Credit Facility

The Fund has entered into a bank credit facility with Société Générale. As a result, effective immediately, the following changes are made to the Prospectus:

The section entitled “Leverage” on the inside front cover page is deleted in its entirety and replaced with the following:

Leverage. The Fund will use leverage to seek to achieve its investment objective. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. The Fund currently anticipates utilizing leverage for investment purposes in the form of a bank credit facility. The Fund may also use leverage by investing in derivative instruments with leverage embedded in them. The Fund may, but does not currently intend to, issue preferred shares of beneficial interest (“Preferred Shares”). The Fund is permitted to borrow money in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue Preferred Shares in an amount up to 50% of its Managed Assets (100% of its net assets) and invest in reverse repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Shares. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). See “Leverage.”

The section entitled “Prospectus Summary—Leverage” is deleted in its entirety and replaced with the following:

Leverage

The Fund will use leverage to seek to achieve its investment objective.

The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. On June 14, 2019, the Fund entered into a Credit Agreement with Société Générale (the “Lender”) that established a revolving credit facility with an initial commitment of up to $150 million (the “Facility”). The Fund currently anticipates utilizing leverage for investment purposes through the Facility. The Fund may also use leverage by investing in derivative instruments with leverage embedded in them. The Fund may, but does not currently intend to, issue preferred shares of beneficial interest (“Preferred Shares”). The Fund is permitted to borrow money in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue Preferred Shares in an amount up to 50% of its Managed Assets (100% of its net assets) and invest in reverse repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Shares. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). See “Leverage” in the prospectus.

The use of leverage is subject to numerous risks and will cause the Fund’s NAV and the yield to holders of Shares to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. In addition, because the Fund’s investment management fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage, during periods in which the Fund is using leverage, the fee paid to the Advisor will be higher than if the Fund did not use leverage. No assurance can be given that the Fund’s use of leverage will in any particular circumstance be possible or successful or that the Fund’s use of leverage will result in a higher yield to holders of Shares. See “Risks—Principal Risks—Leverage Risk” in the prospectus.

The section entitled “Summary of Fund Fees and Expenses” is deleted in its entirety and replaced with the following:

SUMMARY OF FUND FEES AND EXPENSES

The following table shows estimated Fund fees and expenses as a percentage of net assets attributable to the Shares. Investors in the Fund will bear indirectly fees and expenses of the Fund, which are reflected in the following table and the examples below. The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of the Shares, would bear directly or indirectly. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund has net assets of $297 million of Institutional Shares and $3 million of Class A Shares ($300 million total in net assets of Shares of the Fund). If the net assets attributable to each class of Shares of the Fund are less than $297 million for Institutional Shares and $3 million for Class A Shares ($300 million total in net assets of Shares of the Fund), all other things being equal, these expenses would increase as a percentage of net assets attributable to the Shares. If the net assets attributable to each class of Shares of the Fund are more than $297 million for Institutional Shares and $3 million for Class A Shares ($300 million total in net assets of Shares of the Fund), all other things being equal, these expenses would decrease as a percentage of net assets attributable to the Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.” The following table should not be considered a representation of the Fund’s future fees and expenses. Actual fees and/or expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in the Fund.

	Institutional Shares	Class A Shares*
Shareholder Transaction Fees
Maximum Sales Load imposed on purchases (as a percentage of total maximum public offering price)(1)	None	3.50%
Distribution Reinvestment Plan Fees(2)	None	None
Repurchase Fee(3)	None	None

Estimated Annual Expenses (as a percentage of average net assets attributable to Shares, assuming the use of leverage)(4)
Management Fee(5)	1.33%	1.33%
Distribution and Servicing Fee(6)	None	0.75%
Interest Expenses(8)	1.51%	1.51%
Other Expenses(7)	1.04%	1.04%
Total Annual Expenses	3.88%	4.63%
Fee Waivers and/or Expense Reimbursement(9)	(0.54)%	(0.54)%
Total Annual Expenses After Expense Reimbursement(9)	3.34%	4.09%

*

Currently only Institutional Shares of the Fund are offered. The Fund expects to offer Class A Shares in the future, subject to obtaining an exemptive order from the SEC. See “Description of Shares” and “Plan of Distribution.”

(1)

There is no sales load for Institutional Shares. Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of the Investor’s aggregate purchase. The table assumes the maximum sales load is charged. The Distributor or Dealers may waive all or a portion of the sales load for certain classes of investors. When Class A Shares are offered for purchase, information about any Class A Shares sales charges and breakpoints will be disclosed in a prospectus supplement. See “Plan of Distribution.”

(2)

The Reinvestment Plan Agent’s (as defined below under “Dividend Reinvestment Plan”) fees for the handling of the reinvestment of dividends will be paid by the Fund. Any fees attributable to the Dividend Reinvestment Plan are included in the estimate of “Other Expenses.”

(3)	The Fund does not currently intend to impose a repurchase fee but is permitted to charge up to 2%. See “Periodic Repurchase Offers—Repurchase Fee.”

(4)

Assumes leverage in an amount equal to 33% of the Fund’s net assets attributable to Shares (25% of the Fund’s Managed Assets). Actual expenses will depend on the number of Shares the Fund sells in this offering and the amount of leverage the Fund employs, if any. There can be no assurance that the Fund will sell $297 million of Institutional Shares and $3 million of Class A Shares ($300 million total of Shares of the Fund) during the following twelve months.

In order to help you better understand the costs associated with the Fund’s intended leveraging strategy, and the fees and expenses the Fund will bear as it implements it leveraging strategy, the table below sets forth the Fund’s expenses with respect to each class of Shares assuming the Fund does not use leverage:

	Percentage of net assets attributable to Shares (assuming no leverage)
	Institutional Shares	Class A Shares
Estimated Annual Expenses
Management Fee(5)	1.00%	1.00%
Distribution and Servicing Fee	None	0.75%(6)
Other Expenses(7)	1.03%	1.03%
Total Annual Expenses	2.03%	2.78%
Fee Waivers and/or Expense Reimbursement(9)	(0.53)%	(0.53)%
Total Annual Expenses After Expense Reimbursement(9)	1.50%	2.25%

(5)

The Advisor will receive an annual fee, payable monthly, in an amount equal to 1.00% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Fund is using leverage, the fee paid to the Advisor will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage. In accordance with the requirements of the SEC, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders.

(6)

Institutional Shares are not subject to a distribution fee or shareholder servicing fee. Class A Shares, when offered, are expected to be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) that will accrue at an annual rate equal to 0.75%. 0.25% of the fee is a shareholder service fee and the remaining portion is a distribution fee. The Distributor use these fees, in respect of the Class A Shares, to compensate Dealers for distribution-related expenses, if applicable, and providing ongoing services in respect of clients who own Class A Shares of the Fund. See “Plan of Distribution.”

(7)

Other expenses are estimated and include, but are not limited to, all initial and ongoing offering expenses (other than any applicable sales load), accounting, legal and auditing fees of the Fund and Sub-Transfer Agency Expenses. “Sub-Transfer Agency Expenses” include expenses and fees paid to agents and intermediaries for sub-transfer agency, sub-accounting and other shareholder processing services on behalf of shareholders of the Fund held through omnibus and networked, record shareholder accounts.

(8)

Assumes the use of leverage representing 25% of the Fund’s Managed Assets and an estimated interest expense at an annual rate equal to 4.52%, which is subject to change based on market conditions. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. Therefore, the actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates.

(9)

The Fund has entered into an Expense Agreement in which the Advisor has agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets of each share class. Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Fund are subject to reimbursement by the Fund. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the Expense Cap and repay the Advisor such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. The Expense Agreement continues from year to year if approved by a majority of the Fund’s Independent Trustees. The current term of the Expense Agreement expires on June 30, 2020. The Expense Agreement may be terminated prior to June 30, 2020 only by action of a majority of the Independent Trustees or by a vote of a majority of the Fund’s outstanding voting securities. See “Management of the Fund—Investment Management Agreement—Expense Agreement” for more information regarding the operating and other expenses that the Advisor has agreed to waive and/or reimburse pursuant to the Expense Agreement.

The Fund and the Advisor have also entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual fee, through June 30, 2020. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Trustees or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

Example

As required by relevant SEC regulations, the following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual expenses would remain at the percentage levels set forth in the table above, that the maximum sales load is charged on Class A Shares and that the Expense Agreement and the Fee Waiver Agreement are only in effect for the first year since they expire on June 30, 2020. The Expense Agreement and the Fee Waiver Agreement, however, do continue from year to year if approved by a majority of the Fund’s Independent Trustees.

An investor would pay the following expenses on a $1,000 investment in the Shares, assuming a 5.0% annual return:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$34	$113	$195	$407
Class A Shares*	$75	$165	$256	$487

*	Currently only Institutional Shares of the Fund are offered. The Fund expects to offer Class A Shares in the future, subject to obtaining an exemptive order from the SEC.

The first paragraph of the section entitled “Leverage” is deleted in its entirety and replaced with the following:

The Fund will use leverage to seek to achieve its investment objective. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. On June 14, 2019, the Fund entered into a Credit Agreement with the Lender that established the Facility. The Fund currently anticipates utilizing leverage for investment purposes through the Facility. See “—Credit Facility” below. The Fund may also use leverage by investing in derivative instruments with leverage embedded in them. The Fund may, but does not currently intend to, issue Preferred Shares. The Fund is permitted to borrow money in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue Preferred Shares in an amount up to 50% of its Managed Assets (100% of its net assets) and invest in reverse repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Shares. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The sub-section entitled “Leverage—Effects of Leverage” is deleted in its entirety and replaced with the following:

Effects of Leverage

Assuming that leverage will represent approximately 25% of the Fund’s Managed Assets and that the Fund will bear expenses relating to that leverage at an average annual rate of 4.52%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 1.13% in order to cover the expenses specifically related to the Fund’s use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total returns from an investment in Institutional Shares and Class A Shares, respectively, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects the use of leverage representing 25% of the Fund’s Managed Assets and the Fund’s currently projected annual leverage expense of 4.52%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Total Return to Holders of Institutional Shares	(14.84)%	(8.17)%	(1.51)%	5.16%	11.83%
Corresponding Total Return to Holders of Class A Shares	(14.84)%	(8.17)%	(1.51)%	5.16%	11.83%

The corresponding total return to holders of each class of Shares is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those securities.

Unless and until leverage is utilized or issued, the Shares will not be leveraged and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

In addition, because the Fund’s investment management fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage, during periods in which the Fund is using leverage, the fee paid to the Advisor will be higher than if the Fund did not use leverage.

The sub-section entitled “Leverage—Credit Facility” is deleted in its entirety and replaced with the following:

Credit Facility

On June 14, 2019, the Fund entered into a Credit Agreement with the Lender that established the Facility. The Facility provides for an initial commitment of up to $150 million, which may be increased to a maximum of $450 million. The Fund pays interest at an agreed upon rate, as well as a commitment fee on the unused portion of the Facility. The Fund is also subject to an upfront fee payable to the Lender with respect to the Facility. The Facility has an initial three-year term. The Fund may extend the Facility, which requires the payment of an extension fee. The Fund’s borrowings under the Facility are secured by eligible securities held in its portfolio of investments.

The Credit Agreement contains provisions customarily found in credit agreements for similar financings, including, among other things, requirements to prepay outstanding amounts and all interest thereon during an event of default, and indemnification of the Lender against liabilities it may incur in connection with the Facility. The Credit Agreement also contains customary covenants that, among other things, (a) limit the Fund’s ability to incur additional debt, change certain of its investment policies, engage in certain transactions, including mergers and consolidations, and (b) have the effect of limiting the Fund’s ability to pay distributions in certain circumstances, except that during an event of default, the Fund is permitted to make distributions to its shareholders as needed to (i) maintain its status as a “regulated investment company” for U.S. federal income tax purposes and (ii) comply with its fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the Investment Company Act.

There can be no assurance that the Facility will not in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of Preferred Shares or debt securities or by the use of other forms of leverage.

The sub-section entitled “Leverage—Temporary Borrowings” is deleted in its entirety and replaced with the following:

Temporary Borrowings

The Fund may also borrow money under the Facility or from other lenders as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

The sub-section entitled “Leverage—Other Forms of Leverage” is deleted in its entirety and replaced with the following:

Other Forms of Leverage

The Fund may also leverage its portfolio by entering into additional credit facilities or issuing Preferred Shares. These forms of leverage are discussed in greater detail in the SAI.

Investors should retain this supplement for future reference